UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 17, 2008
ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-26906	22-3388607

(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-567-5648
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     Item 4.01 Changes in Registrant’s Certifying Accountant
(a)	On July 17, 2008, upon recommendation and approval of the Audit Committee of the Board of Directors of Asta Funding, Inc. (the “Company”), Eisner LLP (“Eisner”) was dismissed as the Company’s independent registered public accounting firm. Eisner’s reports on the consolidated financial statements of the Company for each of the fiscal years ended September 30, 2007 and September 30, 2006 contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2007 and September 30, 2006, and the subsequent interim period through July 17, 2008, there were no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the fiscal years ended September 30, 2007 and September 30, 2006, and the subsequent interim period through July 17, 2008, there were no “reportable events” as defined in Item 304 (a)(1)(v) of SEC Regulation S-K, except as described below:
     1. The Company had insufficient controls and procedures in place to ensure that information relating to all material arrangements critical to accounting and effective review were available on a timely basis to appropriate financial and accounting personnel, and
     2. The Company did not have effective policies and procedures in place to assess the Company’s liquidity and compliance with debt covenants.
The Company has provided Eisner with a copy of this Form 8-K and requested that Eisner LLP furnish the Company with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made herein and if not, stating the respects in which it does not agree. Eisner’s letter to the Securities & Exchange Commission is furnished as Exhibit 16.1 to this Current Report on 8-K. Eisner has not reviewed the Company’s financial statements for the quarter ended June 30, 2008.
(b)	On July 17, 2008, upon recommendation and approval of the Audit Committee of the Board of Directors of the Company, Grant Thornton LLP (“Grant Thornton”) was engaged as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending September 30, 2008. During the Company’s two most recent fiscal years ended September 30, 2007 and September 30, 2006, and the subsequent interim period through July 17, 2008, the Company did not consult with Grant Thornton regarding either of the following:
(1)	The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Grant Thornton did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or

(2)	Any matter that was either subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.
     Item 9.01 Financial Statements and Exhibits
          (d) Exhibits

Exhibit No.	Description of Exhibits

Exhibit 16.1	Letter from Eisner LLP to the Commission dated July 23, 2008

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.
Date: July 23, 2008	By:	/s/ Mitchell Cohen
Mitchell Cohen
Chief Financial Officer